UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) JANUARY 24, 2005
                                                         ----------------



                                KELLWOOD COMPANY.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-07340                 36-2472410
------------------------------   --------------------   ------------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


     600 KELLWOOD PARKWAY, ST. LOUIS, MISSOURI                     63017
----------------------------------------------------    ------------------------
      (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's Telephone Number, including area code (314) 576-3100
                                                           --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE

         On January 24, 2005, Kellwood Company issued a press release lowering its 2004 guidance for fourth quarter and total year outlook for sales in fiscal year 2005 . A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                      99.1          Press Release issued January 24, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  KELLWOOD COMPANY
                                                   (Registrant)


DATE  JANUARY 24, 2005                       BY /s/ Thomas H. Pollihan
                                                --------------------------------
                                                Thomas H. Pollihan
                                                Senior Vice President, Secretary
                                                and General Counsel